Exhibit 10.1

COMMONWEALTH TELEPHONE ENTERPRISES, INC.,

CITIZENS COMMUNICATIONS COMPANY

AND

THE BANK OF NEW YORK

as Trustee

____________________

First Supplemental Indenture

Dated as of March 8, 2007

___________________

3¼% Convertible Notes due 2023

FIRST SUPPLEMENTAL INDENTURE dated as of March 8, 2007 (the “First Supplemental Indenture”) among COMMONWEALTH TELEPHONE ENTERPRISES, INC., a Pennsylvania corporation (the “Company”), CITIZENS COMMUNICATIONS COMPANY, a Delaware corporation (“Citizens” or in its capacity as guarantor, the “Guarantor”), and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Indenture dated as of July 18, 2003 (the “Base Indenture”) relating to the Company’s 3¼% Convertible Notes due 2023 (each a “Note” and collectively, the “Notes”);

WHEREAS, the Company has entered into the Agreement and Plan of Merger dated as of September 17, 2006 (the “Merger Agreement”) among the Company, Citizens and CF Merger Corp., a wholly owned subsidiary of Citizens (“Merger Subsidiary”), pursuant to which Merger Subsidiary will be merged with and into the Company (the “Merger”), whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation and become a wholly owned subsidiary of Citizens;

WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s outstanding common stock, par value $1.00 per share (the “Common Shares”), shall be converted into the right to receive 0.768 shares of common stock, par value $0.25 per share, of Citizens (“Citizens’ Stock”) and $31.31 in cash, without interest (collectively, the “Merger Consideration”);

WHEREAS, Section 12.01 of the Base Indenture provides that the Company shall only consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company) upon certain terms and upon the satisfaction of certain conditions specified therein;

WHEREAS, pursuant to Section 15.06 of the Base Indenture, following the consummation of the Merger, the Company and Citizens shall execute with the Trustee a supplemental indenture, which shall provide for the conversion and settlement of the Notes as set forth in the Base Indenture;

WHEREAS, Section 11.01(a) of the Base Indenture provides that the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time, without the consent of any Noteholders, enter into an indenture or indentures supplemental thereto to make provisions with respect to the conversion rights of the Noteholders pursuant to the requirements of Section 15.06 of the Base Indenture and the repurchase obligations of the Company pursuant to the requirements of Section 3.05(e) of the Base Indenture;

WHEREAS, pursuant to Section 11.05 of the Base Indenture, the Trustee was provided with an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that this First Supplemental Indenture complies with the requirements of Article 11 of the Base Indenture and is otherwise authorized or permitted by the Base Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, Citizens and the Trustee, and a valid supplement to the Base Indenture, have been done.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises, the parties hereby mutually agree, for the benefit of the Company and the equal and proportionate benefit of all Noteholders, as follows:

ARTICLE 1
Authorization; Definitions

Section 1.01.  First Supplemental Indenture. This First Supplemental Indenture is supplemental to, and is entered into in accordance with Section 11.01 of the Base Indenture, and except as modified, amended and supplemented by this First Supplemental Indenture, the provisions of the Base Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 1.02.  Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Base Indenture.

ARTICLE 2
Amendments To The Base Indenture

Section 2.01.  Amendments To The Base Indenture. The Base Indenture is hereby amended in the following manner:

(a)  The following definitions shall be added to Section 1.01 of the Base Indenture:

“Citizens” means Citizens Communications Company.

“First Supplemental Indenture” means the First Supplemental Indenture dated as of March 8, 2007 among the Company, Citizens, and the Trustee.

“Per Note Unit Value” means, on any date and with respect to each $1,000 principal amount of Note, the sum of (i) $804.84 in cash, without interest, and (ii) the product of (x) 0.768 shares of Citizens’ common stock, par value $0.25 per share (“Citizens’ Stock”), (y) the Conversion Rate then in effect and (z) the Closing Sale Price of Citizens’ Stock on such date.

“Per Share Unit Value” means, on any date, the sum of (i) 0.768 shares of Citizens’ Stock multiplied by the Closing Sale Price of Citizens’ Stock on such date and (ii) $31.31 in cash, without interest; provided that, if the Conversion Rate is adjusted, the 0.768 amount (as it may previously have been adjusted) shall be adjusted by the same percentage amount as the adjustment to the Conversion Rate.

“Unit” means, on any date of determination and with respect to each $1,000 principal amount of Notes, (i) 0.768 shares of Citizens’ Stock multiplied by the Conversion Rate then in effect and (ii) $804.84 in cash, without interest.

(b)  The definition of “Common Stock” in Section 1.01 of the Base Indenture shall be amended, effective as of the Effective Time of the Merger, by replacing it in its entirety with the following:

“Common Stock” means any stock of any class of Citizens which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of Citizens and which is not subject to redemption by Citizens. Subject to the provisions of Section 15.06, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of Citizens at the date of the First Supplemental Indenture (namely, Citizens’ common stock, par value $0.25 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of Citizens and which are not subject to redemption by Citizens; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

(c)  Paragraph (d) of the definition of “Outstanding” in Section 1.01 of the Base Indenture shall be amended by deleting the phrase “into Common Stock”.

(d)  Section 3.05(e) of the Base Indenture shall be amended by replacing it in its entirety with the following:

“(e) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.06 applies, in which the Common Stock is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate Fair Market Value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to repurchase the Notes following a Designated Event, including without limitation the applicable provisions of this Section 3.05 and the definitions of Common Stock and Designated Event, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from Citizens and the common stock issued by such Person (in lieu of Citizens and the Common Stock of Citizens).”

(e)  Section 15.01 of the Base Indenture shall be amended by replacing it in its entirety with the following:

“Section 15.01. Right To Convert. (a) Subject to and upon compliance with the provisions of this Indenture, prior to July 15, 2023, the holder of any Note shall have the right, at such holder’s option, to convert the principal amount of the Note, or any portion of such principal amount which is a multiple of $1,000, into cash and fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) constituting a Unit (the “Conversion Obligation”), by surrender of the Note so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 15.01 and in the manner provided in Section 15.02. The Notes shall be convertible only upon the occurrence of one of the following events:

(i)  during any Fiscal Quarter (and only during such Fiscal Quarters) commencing after September 30, 2003, if the Per Share Unit Value exceeds 120% of the then-effective Conversion Price for at least 20 Trading Days in the 30 consecutive Trading Day period ending on the last Trading Day of the immediately preceding Fiscal Quarter (it being understood for purposes of this Section 15.01(a)(i) that the Conversion Price in effect at the close of business on each of the 30 consecutive Trading Days should be used);

(ii)  during the five Business Day period immediately following any five consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of the Notes for each day of such Measurement Period was less than 98% of the Per Note Unit Value on such date; provided that no conversion pursuant to this clause (ii) may be made after July 15, 2018, if on any Trading Day during the Measurement Period, the Per Share Unit Value is more than 100%, but less than 120% of the Conversion Price on such Trading Day;

(iii)  if such Note has been called for redemption, at any time on or after the date the notice of redemption has been given until the close of business on the second Business Day immediately preceding the redemption date; or

(iv)  as provided in Section (b) of this Section 15.01.

The Trustee (or other conversion agent appointed by the Company) shall, on behalf of the Company, determine on a daily basis during the time period specified in Section 15.01(a)(i) whether the Notes shall be convertible as a result of the occurrence of an event specified in clause (i) above and, if the Notes shall be so convertible, the Trustee (or other conversion agent appointed by the Company) shall promptly deliver to the Company and the Trustee (if the Trustee is not the conversion agent) written notice thereof. Whenever the Notes shall become convertible pursuant to this Section 15.01, the Company or, at the Company’s request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 16.03, and the Company shall also publicly announce such information and publish it on the Company’s web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

The Trustee (or other conversion agent appointed by the Company) shall have no obligation to determine the Trading Price under this Section 15.01 unless the Company has requested such a determination; and the Company shall have no obligation to make such request unless a holder provides it with reasonable evidence that the Trading Price per $1,000 principal amount of Notes would be less than 98% of the Per Note Unit Value. If such evidence is provided, the Company shall instruct the Trustee (or other conversion agent) to determine the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the Per Note Unit Value; provided that the Trustee shall be under no duty or obligation to make the calculations described in Section 15.01(a)(ii) hereof or to determine whether the Notes are convertible pursuant to such section. For the avoidance of doubt, the Company shall make the calculations described in Section 15.01(a)(ii), using the Trading Price provided by the Trustee.

The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee’s duties and obligations pursuant to Section 15.01(a)(i) and Section 15.01(a)(ii) hereof (including without limitation the calculation or determination of the Conversion Price, the Closing Sale Price and the Trading Price), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01; provided that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 15.01(a)(i) and Section 15.01(a)(ii) hereof.

(b) In addition, if:

(i)  (A) Citizens distributes to all holders of its Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Closing Sale Price of the Common Stock for the ten Trading Days immediately preceding, but not including, the date such distribution is first publicly announced by the Company, or (B) Citizens distributes to all holders of its Common Stock, cash or other assets, debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 5% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date such distribution is first publicly announced by Citizens, then, in either case, the Notes may be surrendered for conversion at any time on and after the date that Citizens gives notice to the holders of such distribution, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the second Business Day immediately preceding, but not including, the Ex-Dividend Time or the date Citizens publicly announces that such distribution will not take place; provided that if the holder will otherwise participate in such distribution without conversion (as if such holder had held a number of shares equal to the Conversion Rate multiplied by 0.768), neither any adjustment to the Conversion Rate will be made nor will a holder of a Note have the ability to convert pursuant to this Section 15.01(b); or

(ii)  Citizens consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets in each case pursuant to which the Common Stock is converted into cash, securities or other property, then the Notes may be surrendered for conversion at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date fifteen (15) days after the consummation of the transaction. If such transaction constitutes a Designated Event, the Notes may be surrendered for conversion until the corresponding Designated Event Repurchase Date. In such an event, a holder of Notes may elect to exercise its option to require the Company to repurchase all or a portion of such holder’s Notes pursuant to Section 3.05. The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company and posted on its web site not later than two Business Days prior to such 15th day.

“Ex-Dividend Time” means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution.

Notwithstanding anything to the contrary in this Article 15, the proposed reclassification and conversion of the outstanding class B common stock of the Company into Common Stock in accordance with the Recapitalization Agreement (the “Recapitalization Transaction”), will not trigger any conversion rights for any holder of Notes.

(c) A Note in respect of which a holder is electing to exercise its option to require the Company to repurchase such holder’s Notes upon a Designated Event pursuant to Section 3.05, or at the option of the holder pursuant to Section 3.06, may be converted only if such holder withdraws its election in accordance with Section 3.05(c) or Section 3.08, respectively. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Units and only to the extent such Notes are deemed to have been converted to Common Stock under this Article 15.”

(f)  The third paragraph of Section 15.02 of the Base Indenture shall be amended by replacing it in its entirety with the following:

“As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall deliver to such Noteholder at the office or agency maintained by the Company for such purpose pursuant to Section 5.02, for each $1,000 principal amount of Note, the cash and number of full shares of Common Stock (and cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 15.03) then constituting a Unit on such Conversion Date. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.”

(g)  The seventh and eighth paragraphs of Section 15.02 of the Base Indenture shall be amended by replacing them in their entirety with the following:

“Upon the conversion of a Note, that portion of the accrued but unpaid Interest, including accrued Contingent Interest, if any, and Additional Interest, if any, to the Conversion Date, with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the cash and the Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Note being converted pursuant to the provisions hereof; and the cash and the Fair Market Value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as delivered, to the extent thereof, first in exchange for and in satisfaction of our obligation to pay the principal amount of the converted Note, the accrued but unpaid Interest, including Contingent Interest, if any, and Additional Interest, if any, through the Conversion Date and the balance, if any, of such cash and the Fair Market Value of such Common Stock (and any such cash payment) shall be treated as delivered in exchange for and in satisfaction of the right to convert the Note being converted pursuant to the provisions hereof.

The Company agrees, and by acceptance of a beneficial interest in a Note each holder and any beneficial owner of a Note shall be deemed to have agreed to treat, for United States federal income tax purposes, the cash and the Fair Market Value of the Common Stock received upon a conversion of the Note (together with any cash payment in lieu of fractional shares) as a contingent payment on the Note for purposes of Treasury Regulation Section 1.1275-4 or any successor provision.”

(h)  Section 15.04 of the Base Indenture shall be amended by replacing it in its entirety with the following:

“Section 15.04. Conversion Rate. Each $1,000 principal amount of the Notes shall be convertible at a rate specified in the form of Note (herein called the “Conversion Rate”) attached as Exhibit A hereto, subject to adjustment as provided in this Article 15.”

(i)  The first paragraph of Section 15.06 of the Base Indenture shall be amended by replacing it in its entirety with the following:

“Section 15.06. Effect Of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than (x) a subdivision or combination to which Section 15.05(c) applies and (y) the Recapitalization Transaction), (ii) any consolidation, merger or combination of Citizens with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of Citizens to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company and Citizens or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each $1,000 principal amount Note shall be convertible into (i) $804.84 in cash, without interest, and (ii) the kind and amount of shares of stock, other securities or other property or assets (including cash) or any combination thereof receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of Common Stock holding, immediately prior to the transaction, a number of shares of Common Stock equal to the Conversion Rate immediately prior to such transaction multiplied by 0.768, assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purposes of this Section 15.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15.”

(j)  Section 15.09 of the Base Indenture shall be amended by replacing it in its entirety with the following:

“Section 15.09. Responsibility Of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company and Citizens to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company and Citizens contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers’ Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.”

(k)  Sections 15.08, 15.10 and 15.11 of the Base Indenture shall be amended such that references to “the Company” shall mean “Citizens”.

ARTICLE 3
Base Indenture Obligations

Section 3.01.  Reaffirmation Of Obligations. Pursuant to Section 12.01(ii) of the Base Indenture, the Company hereby reaffirms its obligations under the Base Indenture to pay the principal of and Interest on all of the Notes, according to their tenor, and to perform and observe all of the covenants and conditions contained in the Base Indenture to be performed by the Company.

ARTICLE 4
Merger-related Mechanics

Section 4.01.  Conversion Mechanics. For the avoidance of doubt, the amendments herein to Sections 15.01 of the Base Indenture shall not nullify elections to convert Notes made before the Effective Time of the Merger.

Section 4.02.  Repurchase and Conversion Upon Designated Event. For the avoidance of doubt, notwithstanding the provisions herein, the Merger shall constitute a “Designated Event” under the Base Indenture. Each Noteholder’s right to require the Company to repurchase all of such holder’s Notes (or any portion thereof that is a multiple of $1,000 principal amount) as a result of the Merger, pursuant to Section 3.05 of the Base Indenture, shall survive, notwithstanding this First Supplemental Indenture. Furthermore, each Noteholder’s right to convert such holder’s Notes until the Designated Event Repurchase Date related to the Merger, pursuant to Section 15.01(b)(ii) of the Base Indenture, shall survive, notwithstanding this First Supplemental Indenture, provided that the cash and Common Stock deliverable in respect of any Notes so tendered for conversion will be determined as provided in the Base Indenture as amended by this First Supplemental Indenture.

ARTICLE 5
Conversion Rate Adjustments

Section 5.01.  Conversion Rate. Effective as of the date hereof, the Conversion Rate shall be adjusted from time to time by the Company upon the occurrence of an event with respect to Citizens which would have required an adjustment to the Conversion Rate pursuant to Section 15.05 of the Base Indenture if such event had occurred with respect to the Company prior to the Merger in a manner equivalent to the adjustment to the Conversion Rate which would have been required pursuant to Article 15 of the Base Indenture if such event had occurred with respect to the Company prior to the Merger. For the avoidance of doubt, effective as of the date hereof, the Conversion Rate shall not be adjusted upon the occurrence of an event with respect to the Company which would have required an adjustment to the Conversion Rate pursuant to Section 15.05 of the Base Indenture if such event had occurred prior to the date hereof.

ARTICLE 6
Guarantee of Citizens

Section 6.01.  Guarantee. By its execution hereof, the Guarantor acknowledges and agrees that it receives substantial benefits from the Company and that the Guarantor is providing its Guarantee for good and valuable consideration, including, without limitation, such substantial benefits. Accordingly, subject to the provisions of this Article 6, the Guarantor hereby unconditionally guarantees to each Holder of a Note authenticated and delivered (whether before or after the date of this First Supplemental Indenture) by the Trustee and its successors and assigns that: (i) the principal of (including the redemption price or repurchase price upon redemption or repurchase pursuant to Article 3 of the Base Indenture), and interest and Additional Interest, if any, on the Notes shall be duly and punctually paid in full when due, whether at the maturity date of the Notes, upon acceleration, upon redemption, upon a repurchase, upon repurchase due to a Designated Event or otherwise, and interest on overdue principal, Additional Interest, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes and all other obligations of the Company to the Holders (including, without limitation, in connection with a conversion of Notes) or the Trustee hereunder or under the Notes (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at the maturity date of the Notes, by acceleration, call for redemption, upon repurchase, upon repurchase due to a Designated Event or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 6.03 hereof (collectively, the “Guarantee Obligations”).

Subject to the provisions of this Article 6, the Guarantor hereby agrees that its Guarantee hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Base Indenture (as amended by this First Supplemental Indenture), the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any thereof, the entry of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives and relinquishes: (a) any right to require the Trustee, the Holders or the Company (each, a “Benefited Party”) to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any secured party’s power before proceeding against the Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantor, the Company, any Benefited Party, any creditor of the Guarantor or the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed; (d) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against the Guarantor for reimbursement; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any defense arising because of a Benefited Party’s election, in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b)(2) of the Bankruptcy Code; and (g) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Guarantor hereby covenants that, except as otherwise provided therein, the Guarantee shall not be discharged except by payment in full of all Guarantee Obligations, including the principal and interest on the Notes and all other costs provided for under the Base Indenture (as amended by this First Supplemental Indenture).

If any Holder or the Trustee is required by any court or otherwise to return to either the Company or the Guarantor, or any trustee or similar official acting in relation to either the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guarantee Obligations hereby until payment in full of all such obligations guaranteed hereby. The Guarantor agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Base Indenture for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantee Obligations, and (y) in the event of any acceleration of such obligations as provided in Article 6 of the Base Indenture, such Guarantee Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of the Guarantee.

Section 6.02.  Execution and Delivery of Guarantee. To evidence the Guarantee set forth in Section 6.01 hereof, the Guarantor agrees that a notation of the Guarantee substantially in the form included in Exhibit A hereto shall be endorsed on each Note authenticated and delivered by the Trustee and that this First Supplemental Indenture shall be executed on behalf of the Guarantor by an officer of the Guarantor.

The Guarantor agrees that the Guarantee set forth in this Article 6 shall remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of the Guarantee.

If an officer whose facsimile signature is on a Note or a notation of Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 6.03.  Limitation of Guarantor’s Liability; Certain Bankruptcy Events. It is the intention of the parties hereto that the Guarantee Obligations of the Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the parties hereto hereby irrevocably agree that the Guarantee Obligations of the Guarantor under this Article 6 shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the Guarantee Obligations of the Guarantor under the Guarantee not constituting a fraudulent transfer or conveyance.

Section 6.04.  Application of Certain Terms and Provisions to the Guarantor. For purposes of any provision of the Base Indenture (as amended by this First Supplemental Indenture) which provides for the delivery by the Guarantor of an Officers’ Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 1.01 of the Base Indenture hereof shall apply to the Guarantor as if references therein to the Company or the Guarantor, as applicable, were references to the Guarantor.

Any request, direction or demand which by any provision of the Base Indenture (as amended by this First Supplemental Indenture) is to be made by the Guarantor shall be sufficient if evidenced as described in Section 16.03 of the Base Indenture as if references therein to the Company were references to the Guarantor.

Any notice or demand which by any provision of the Base Indenture (as amended by this First Supplemental Indenture) is required or permitted to be given or served by the Trustee or by the Holders of Notes to or on the Guarantor may be given or served as described in Section 16.03 of the Base Indenture as if references therein to the Company were references to the Guarantor and addressed as follows: to Citizens Communications Company, 3 High Ridge Park, Stamford, Connecticut 06905, Attention: General Counsel, Telecopier No. 203-614-4651.

Upon any demand, request or application by the Guarantor to the Trustee to take any action under the Base Indenture (as amended by this First Supplemental Indenture), the Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 16.05 of the Base Indenture as if all references therein to the Company were references to the Guarantor.

ARTICLE 7
Authentication Of New Global Note

Section 7.01.  New Global Note. The Trustee shall (i) deliver and cancel the Global Note (numbered “No. 1”) in accordance with the standing procedures and instructions existing between the Depositary and the Custodian and (ii) authenticate a new Global Note substantially in the form set forth in Exhibit A hereto. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of the Base Indenture and, to the extent applicable, the Company, Citizens and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

ARTICLE 8
Miscellaneous

Section 8.01.  Recitals. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture except that the Trustee represents that it is duly authorized to execute and deliver this First Supplemental Indenture and perform its obligations hereunder.

Section 8.02.  Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this First Supplemental Indenture, the Trust Indenture Act shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the Trust Indenture Act shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 8.03.  Effect Of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 8.04.  Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 8.05.  Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8.06.  Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

Section 8.07.  Concerning The Trustee. The Trustee accepts the Base Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented.

Section 8.08.  Governing Law. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.09.  Execution In Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 8.10.  Effectiveness. This First Supplemental Indenture shall become effective upon the effectiveness of the Merger.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
By	/s/ Raymond B. Ostroski
Name: Raymond B. Ostroski
Title: Senior Vice President/General Counsel

CITIZENS COMMUNICATIONS COMPANY
By	/s/ Donald B. Armour
Name: Donald B. Armour
Title: Senior Vice President, Finance and Treasurer

THE BANK OF NEW YORK, AS TRUSTEE
By	/s/ Mary Lagumina
Name: Mary Lagumina
Title: Vice President

EXHIBIT A

[FORM OF GLOBAL NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”, WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO COMMONWEALTH TELEPHONE ENTERPRISES, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), IT WILL FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE 2(D) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

3¼% CONVERTIBLE NOTE DUE 2023

CUSIP: 203349AA3

No. 2                                                                                  Up to $[                   ]

Commonwealth Telephone Enterprises, Inc., a corporation duly organized and validly existing under the laws of the State of Pennsylvania (herein called the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO. or its registered assigns, the principal sum as set forth on Schedule I hereto on July 15, 2023, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on January 15 and July 15 of each year, commencing January 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 3.25%, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from July 18, 2003, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15; provided that if the Company shall default in the payment of interest due on such January 15 or July 15, then this Note shall bear interest from the next preceding January 15 or July 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from July 18, 2003. Contingent interest, if any, will accrue for any six month interest period and be payable to holders of this Note on the applicable interest payment date to the person in whose name this Note is registered on the corresponding record date. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any January 15 or July 15 will be paid to the Person entitled thereto as it appears in the Note Register at the close of business on the record date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (provided that the holder of Notes with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer of immediately available funds) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

The Company promises to pay interest on overdue principal and (to the extent that payment of such interest is enforceable under applicable law) interest at the rate of 1% per annum.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
By
Name:
Title

Attest:

By
Name:
Title

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorized Signatory

, or

By
As Authenticating Agent (if different from Trustee)

By
Authorized Signatory

FORM OF REVERSE OF NOTE

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

3¼% CONVERTIBLE NOTE DUE 2023

This Note is one of a duly authorized issue of Notes of the Company, designated as its 3¼% Convertible Notes due 2023 (herein called the “Notes”), limited in aggregate principal amount to $300,000,000, issued and to be issued under and pursuant to an Indenture dated as of July 18, 2003, between the Company and The Bank of New York, as trustee (herein called the “Trustee”) (the “Base Indenture”), as amended by the First Supplemental Indenture dated as of March 8, 2007 among the Company, Citizens Communications Company, a Delaware corporation (“Citizens”) and the Trustee (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, Citizens and the holders of the Notes.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued and unpaid Interest on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of Interest thereon, or reduce the principal amount thereof or reduce any amount payable upon redemption or repurchase thereof, or change the obligation of the Company to repurchase any Note at the option of a Noteholder on a Repurchase Date in a manner adverse to the holders of Notes, or change the obligation of the Company to repurchase any Note upon the happening of a Designated Event in a manner adverse to the holders of Notes, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Notes, or impair the right to convert the Notes in accordance with the terms set forth in the Indenture, including Section 15.06 thereof, in each case, without the consent of the holder of each Note so affected, or modify any of the provisions of Section 11.02 or Section 7.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 5.02 thereof, or reduce the quorum or voting requirements set forth in Article 10 or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences except (A) a default in the payment of Interest on, or the principal of, any of the Notes, (B) a failure by the Company to convert any Notes in accordance with the terms set forth in the Indenture, (C) a default in the payment of the redemption price pursuant to Article 3 of the Indenture, (D) a default in the payment of the repurchase price pursuant to Article 3 of the Indenture, or (E) a default in respect of a covenant or provisions of the Indenture which under Article 11 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

At any time on or after July 18, 2008 and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a cash redemption price equal to 100% of the principal amount of the Notes being redeemed and accrued and unpaid Interest, to, but excluding, the redemption date; provided that if the redemption date falls after a record date and on or prior the corresponding interest payment date, then accrued and unpaid Interest to, but excluding, the redemption date shall be paid on such interest payment date to the holders of record of such Notes on the applicable record date instead of to the holders surrendering such Notes for redemption on such date.

The Company may not give notice of any redemption of the Notes if a default in the payment of Interest on the Notes has occurred and is continuing.

The Notes are not subject to redemption through the operation of any sinking fund.

If a Designated Event occurs at any time prior to maturity of the Notes, the Company shall become obligated to purchase, at the option of the holder, all or any portion of the Notes held by such holder, on a date specified by the Company that is thirty (30) days after notice thereof at a cash repurchase price of 100% of the principal amount, plus any accrued and unpaid Interest, on such Note up to, but excluding, the Designated Event Repurchase Date; provided that if the repurchase date falls after a record date and on or prior the corresponding interest payment date, then accrued and unpaid Interest to, but excluding, the Designated Event Repurchase Date shall be paid on such interest payment date to the holders of record of such Notes on the applicable record date instead of to the holders surrendering such Notes for repurchase on such date. The Notes will be subject to repurchase in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Designated Event and of the repurchase right arising as a result thereof on or before the 15th day after the occurrence of such Designated Event. To exercise such right, a holder shall deliver to the Company such Note with the form entitled “Designated Event Repurchase Notice” on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time prior to the close of business on the Designated Event Repurchase Date, and shall deliver the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, all or any portion of the Notes held by such holder on July 15, 2008, 2013 and 2018 in whole multiples of $1,000 at a cash repurchase price of 100% of the principal amount, plus any accrued and unpaid Interest, on such Note up to the Repurchase Date. To exercise such right, a holder shall deliver to the Company such Note with the form entitled “Repurchase Notice” on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on the date that is two Business Days prior to the Repurchase Date, and shall deliver the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

Holders have the right to withdraw any Designated Event Repurchase Notice or the Repurchase Notice, as the case may be, by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Designated Event Repurchase Date or the Repurchase Date, as the case may be, all as provided in the Indenture.

If money or cash, sufficient to pay the repurchase price of all Notes or portions thereof to be purchased as of the Designated Event Repurchase Date or the Repurchase Date, as the case may be, is deposited with the Trustee (or other paying agent appointed by the Company), on the Designated Event Repurchase Date or the Repurchase Date, as the case may be, interest will cease to accrue on such Notes (or portions thereof) immediately after such Repurchase Date, and the holder thereof shall have no other rights as such other than the right to receive the repurchase price upon surrender of such Note.

Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the final maturity date of the Notes, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Notes into $804.84 in cash, without interest, and Common Stock based on a conversion rate (the “Conversion Rate”) of 25.7055 (a conversion price of approximately $38.90) multiplied by 0.768, subject to adjustment from time to time as provided in the Indenture, upon surrender of this Note with the form entitled “Conversion Notice” on the reverse thereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the shares and cash issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Notes as specified above in accordance with the Indenture.

No adjustment in respect of interest on any Note converted or dividends on any shares issued upon conversion of such Note will be made upon any conversion except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the following interest payment date, this Note (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a redemption date that is after a record date and prior to the next interest payment date, (2) if the Company has specified a Designated Event Repurchase Date that is during such period or (3) to the extent of any overdue Interest, if any overdue interest exists at the time of conversion with respect to such Note.

No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

A Note in respect of which a holder is exercising its right to require repurchase upon a Designated Event or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise either such right in accordance with the terms of the Indenture.

Any Notes called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed to be redeemed from the holders of such Notes for an amount equal to the applicable redemption price, together with accrued but unpaid interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Notes from the holders thereof and convert them in accordance with the terms of the Indenture and (ii) to make payment for such Notes as aforesaid to the Trustee in trust for the holders.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

No recourse for the payment of the principal of or Interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

For purposes of sections 1272, 1273 and 1275 of the Internal Revenue Code of 1986, as amended, this Note is being issued with Tax Original Issue Discount and the issue date of this Note is July 18, 2003. In addition, this Note is subject to the United States federal income tax regulations governing contingent payment debt instruments. For purposes of sections 1272, 1273 and 1275 of the Internal Revenue Code, the comparable yield of this Note is 8.00% per year, compounded semi-annually (which will be treated as the yield to maturity for United States federal income tax purposes).

The Company agrees, and by acceptance of a beneficial interest in a Note each holder and any beneficial owner of a Note shall be deemed to have agreed to treat the Note as indebtedness of the Company for United States federal income tax purposes that is subject to Treasury Regulation Section 1.1275-4 or any successor provision (the “contingent payment regulations”) and to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company’s determination of the comparable yield and the projected payment schedule within the meaning of the contingent payment regulations. A holder of Notes may obtain the issue price amount of Tax Original Issue Discount, issue date, yield to maturity, comparable yield and projected payment schedule for the Notes, determined by the Company pursuant to the contingent payment regulations, by submitting a written request for it to the Company at the following address: Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, Pennsylvania 18612-9774, Attention: Vice President, Investor Relations.

This Note shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York, without regard to conflicts of laws principles thereof.

Terms used in this Note and defined in the Indenture are used herein as therein defined.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -	as tenant by the entireties	(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________________ (State)

Additional abbreviations may also be used though not in the above list.

GUARANTEE

The Guarantor listed below (hereinafter referred to as the “Guarantor,” which term includes any successors or assigns under the Indenture dated as of July 18, 2003, between the Commonwealth Telephone Enterprises, Inc. (the “Company”) and The Bank of New York, as trustee (herein called the “Trustee”) (the “Base Indenture”), as amended by the First Supplemental Indenture dated as of March 8, 2007 among the Company, Citizens Communications Company, a Delaware corporation (“Citizens”) and the Trustee (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), has irrevocably and unconditionally guaranteed on a senior basis the Guarantee Obligations (as defined in Section 6.01 of the First Supplemental Indenture), which include (i) the due and punctual payment of the principal of and interest and Additional Interest, if any, on the 3¼% Convertible Notes due 2023 (the “Notes”) of the Company, whether at maturity, by acceleration, call for redemption, upon a repurchase or otherwise, the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest on any interest on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders of the Notes or the Trustee all in accordance with the terms set forth in Article 6 of the First Supplemental Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a repurchase or otherwise.

The obligations of the Guarantor to the Holders of the Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 6 of the First Supplemental Indenture and reference is hereby made to such First Supplemental Indenture for the precise terms of this Guarantee.

The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to the Notes and all demands whatsoever.

This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment of all of the Company’s obligations under the Notes and Indenture or until legally discharged in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of the Notes, and, in the event of any transfer or assignment of rights by any Holder of the Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectibility.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual or facsimile signature of one of its authorized officers.

The obligations of the Guarantor under this Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

THE TERMS OF ARTICLE 6 OF THE FIRST SUPPLEMENTAL INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed.

Dated:

COMMONWEALTH TELEPHONE ENTERPRISES, INC.
By
Name:
Title:

CONVERSION NOTICE

TO:	COMMONWEALTH TELEPHONE ENTERPRISES, INC. THE BANK OF NEW YORK

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, and directs that the shares, if any, issuable and deliverable upon such conversion, together with any check in payment of any cash and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares, any portion of this Note not converted or a check for cash payable are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, including contingent interest, if any, accompanies this Note.

Dated: ______________________________________________________

_____________________________________________________________
_____________________________________________________________
Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_____________________________________________________________
Signature Guarantee

Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

___________________________________
(Name)

___________________________________
(Street Address)

___________________________________
(City, State and Zip Code)

___________________________________
Please print name and address

Principal amount to be converted
(if less than all):

$__________________________________

Social Security or Other Taxpayer
Identification Number:

___________________________________

DESIGNATED EVENT REPURCHASE NOTICE

TO:	COMMONWEALTH TELEPHONE ENTERPRISES, INC. THE BANK OF NEW YORK

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Commonwealth Telephone Enterprises, Inc. (the “Company”) regarding the right of holders to elect to require the Company to repurchase the Notes upon the occurrence of a Designated Event with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Designated Event Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the portion thereof, together with accrued interest to, but excluding, the Designated Event Repurchase Date pursuant to the terms and conditions specified in the Indenture.

$ principal amount of the Notes to which this Designated Event Repurchase Notice relates (if less than entire principal amount)

Dated:

Signature(s):

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

REPURCHASE NOTICE

TO:	COMMONWEALTH TELEPHONE ENTERPRISES, INC. THE BANK OF NEW YORK

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Commonwealth Telephone Enterprises, Inc. (the “Company”) regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

$    principal amount of the Notes to which this Repurchase Notice relates (if less than entire principal amount)

Dated:

Signature(s):

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

ASSIGNMENT

For value received ______________________________hereby sell(s) assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

☐	To Commonwealth Telephone Enterprises, Inc. or a subsidiary thereof; or

☐	To a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

☐	Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to Commonwealth Telephone Enterprises, Inc. or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________________________________________

_____________________________________________________________
_____________________________________________________________
Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, al in accordance with the Securities Exchange Act of 1934, as amended.

_____________________________________________________________
Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Designated Event Repurchase Notice, the Repurchase Notice or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Schedule I

COMMONWEALTH
TELEPHONE ENTERPRISES, INC.
3¼% Convertible Note due 2023

No. 2

The original principal amount of this Note is $[                            ] DOLLARS ($[                            ]). The principal amount has been adjusted in accordance with the terms of the Indenture as set forth below:

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian